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EXHIBIT 23.1

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Registration Statement of Coherent, Inc. on Form S-8 of our report dated October 29, 2001, appearing in the Annual Report on Form 10-K of Coherent, Inc. for the year ended September 29, 2001.

/s/ Deloitte & Touche LLP

San Jose, California
April 8, 2002

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  EXHIBIT 23.1
CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS